                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): February 23, 1998


                        ITT EDUCATIONAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                         1-13144                 36-2061311
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         file number)          Identification No.)


  5975 Castle Creek Parkway N. Drive
           P.O. Box 50466
       Indianapolis, Indiana                             46250-0466
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (317) 594-9499
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On February 23, 1998, Starwood Hotels & Resorts (formerly Starwood Hotels & Resorts Trust or Starwood Lodging Trust), a Maryland real estate investment trust ("Starwood Trust"), and Starwood Hotels & Resorts Worldwide, Inc. (formerly Starwood Lodging Corporation), a Maryland corporation ("Starwood, Inc." and, together with Starwood Trust, "Starwood Hotels"), completed the acquisition of ITT Corporation, a Nevada corporation ("ITT"), in accordance with the Amended and Restated Agreement and Plan of Merger dated as of November 12, 1997 (the "Merger Agreement") among Starwood, Inc., Chess Acquisition Corp., a Nevada corporation and a subsidiary of Starwood, Inc. ("Chess"), Starwood Trust and ITT. Pursuant to the terms of the Merger Agreement, Chess was merged with and into ITT (the "Merger") and ITT became a subsidiary of Starwood, Inc.

Under the terms of the Merger Agreement, each outstanding share of common stock, no par value, of ITT ("ITT Common Stock"), together with the associated right to purchase shares of Series A Participating Cumulative Preferred Stock of ITT (the "Rights" and, together with the ITT Common Stock, "ITT Shares"), other than those that were converted into cash pursuant to a cash election by the holder (and other than ITT Shares owned directly or indirectly by ITT or Starwood Hotels, which shares were cancelled), was converted into 1.543 Paired Shares of Starwood Hotels, each such Paired Share consisting of one share of common stock, par value $.01 per share, of Starwood, Inc. and one share of beneficial interest, par value $.01 per share, of Starwood Trust. Pursuant to cash election procedures, 35,195,664 ITT Shares, representing approximately 30% of the outstanding ITT Shares, were converted into $85 in cash per share. In addition, each ITT Share was converted into additional cash consideration in the amount of $.37493151, which amount represents the interest that would have accrued (without compounding) on $85 at an annual rate of 7% during the period from and including January 31, 1998 to but excluding the date of the closing (February 23, 1998). The aggregate value of the acquisition of ITT in cash, Paired Shares and assumed debt was approximately $14.6 billion.

Starwood Hotels borrowed the cash portion of the consideration under a $3.1 billion credit facility co-administered by Bankers Trust Company and The Chase Manhattan Bank and co-syndicated by Lehman Commercial Paper Inc. and Bank of Montreal and a $2.5 billion senior secured increasing rate note facility arranged by Lehman Commercial Paper Inc., co-syndicated by BT Alex. Brown Incorporated and Chase Securities, Inc. and for which NationsBank, N.A. serves as documentation agent.

As a result of the Merger, Starwood, Inc. also acquired control of ITT Educational Services, Inc. (the "Company"). ITT holds 22,500,000 shares, or 83.3%, of the Company's outstanding common stock (the "Common Stock"), and 4,499,952 shares, or 16.7%, of the outstanding Common Stock are owned by the general public.

At the time the Merger was consummated, four of the ten members of the Board of Directors of the Company (i.e., Bette B. Anderson, Robert A. Bowman, Richard S. Ward and Margita E. White) resigned effective February 23, 1998. On February 25, 1998, the remaining members of the Board of Directors of the Company elected Tony Coelho, Robin Josephs, Merrick R. Kleeman and Barry S. Sternlicht to fill the vacancies caused by such resignations and to serve as Directors for terms expiring at the 2000, 1999, 2000 and 1998 Annual Meeting of Stockholders, respectively, and until such Director's successor is duly elected and qualified.

Starwood, Inc. has previously announced that it is exploring a range of disposition strategies for the Company. To that end, on February 13, 1998, the Company filed with the Securities and Exchange Commission a registration statement on Form S-3 (the "Registration Statement") for an underwritten public offering of 11,000,000 shares of the

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Common Stock held by ITT. The Registration Statement also covers an additional
1,650,000 shares of the Common Stock held by ITT to cover over-allotments, if any.

The ownership and operation of educational institutions in the United States are subject to extensive federal and state laws and regulations, including laws and regulations relating to a change in control of the Company. In this regard, the Company must obtain certain approvals under the applicable laws, regulations and standards of the U.S. Department of Education ("DOE"), the accrediting commissions that accredit the Company's ITT Technical Institutes (the "Accrediting Commissions") and the state education authorities that regulate the Company's ITT Technical Institutes (the "SEAs") relating to the change in control caused by the Merger. The Company obtained all prior approvals required by the DOE, the Accrediting Commissions and the SEAs necessitated by the Merger and is now in the process of obtaining any approvals required by such authorities after the Merger. The Company believes that the proposed public offering and any future dispositions by ITT of a significant portion of its shares of Common Stock might cause a change in control of the Company or its ITT Technical Institutes to occur under the regulations of the DOE, most of the SEAs and the Accrediting Commissions, requiring the Company to obtain certain approvals from these authorities before and after the disposition. For a more complete discussion of the effects of a change in control of the Company, reference is made to "Item 1. Business -- Change in Control." in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The exhibits set forth in the Index to Exhibits on page S-2 are incorporated herein by reference.

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ITT Educational Services, Inc.

Date: March 10, 1998

                                    By:          /s/ Clark D. Elwood
                                        ----------------------------------------
                                                   Clark D. Elwood
                                        Senior Vice President, General Counsel
                                                     & Secretary

                                      S-1
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                               INDEX TO EXHIBITS

Exhibit
  No.                            Description
---------------------------------------------------------------------------
  99.1    Text of a Press Release issued by the Company dated March 9, 1998.

  99.2    (1) Credit Agreement (the "Credit Agreement") dated as of February 23,
              1998 among Starwood Hotels & Resorts, SLT Realty Limited
              Partnership, Starwood Hotels & Resorts Worldwide, Inc., Chess
              Acquisition Corp. (and ITT Corporation as its successor by merger), certain additional borrowers, various lenders, Bankers
              Trust Company and The Chase Manhattan Bank, as Administrative
              Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as
              Syndication Agents.

  99.3    (2) First Amendment dated as of March 3, 1998 among Starwood Hotels &
              Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts
              Worldwide, Inc., ITT Corporation, the lenders party to the Credit
              Agreement, Bankers Trust Company and The Chase Manhattan Bank, as
              Administrative Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents, and the new lenders.

  99.4    (3) Senior Secured Increasing Rate Note Agreement dated as of February
              23, 1998 by and among Starwood Hotels & Resorts Worldwide, Inc.,
              Starwood Hotels & Resorts, the Guarantors named therein and the Lenders named therein.

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(1)  The copy of this exhibit filed as Exhibit 10.1 to Starwood Hotels &
     Resorts Worldwide, Inc.'s and Starwood Hotels & Resorts' Joint Current Report on Form 8-K dated February 23, 1998 is incorporated herein by reference.

(2) The copy of this exhibit filed as Exhibit 10.2 to Starwood Hotels & Resorts Worldwide, Inc.'s and Starwood Hotels & Resorts' Joint Current Report on Form 8-K dated February 23, 1998 is incorporated herein by reference.

(3) The copy of this exhibit filed as Exhibit 10.3 to Starwood Hotels & Resorts Worldwide, Inc.'s and Starwood Hotels & Resort's Joint Current Report on Form 8-K dated February 23, 1998 is incorporated herein by reference.

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